UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2006

__________

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26585	54-1811721
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

100 N. Wilkes-Barre Blvd. 4th Floor Wilkes-Barre, PA (Address of principal executive offices)		18702 (Zip code)

Registrant’s telephone number, including area code: (570) 822-6277

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 22, 2006, George Foreman Enterprises, Inc. entered into an agreement with Circle Group Holdings, Inc. (“CXN”) pursuant to which the parties extended until March 16, 2006 the period set forth in Section 21 of the previously-filed letter agreement dated November 23, 2005 with respect to definitive agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement between George Foreman Enterprises, Inc. and Circle Group Holdings, Inc. dated February 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEORGE FOREMAN ENTERPRISES, INC.

Date: February 28, 2006	By:	/s/ Efrem Gerszberg
Name: Efrem Gerszberg
Title: President